As filed with the Securities and Exchange Commission on Februsry 15, 2001.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-05908

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND II
                (Name of Registrant as Specified in Its Charter)

                  JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND II
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

--------------------------------------------------------------------------------
[PRINTED ON JOHN HANCOCK FUNDS LETTERHEAD]                   [LOGO] John Hancock


                                          February 15, 2001


JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 29, 2001 at 9:00 a.m., Eastern Time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

Elect Your Fund's Board of Trustees

For each fund, proposal number one asks common shareholders to elect two Trustees and preferred shareholders elect one Trustee. Trustees will serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each individual's background.

Ratify the Trustees' Selection of Accountants

For each fund, proposal number two asks you to ratify or reject the Trustees' selection of Deloitte & Touche LLP as each fund's independent public accountants for the fund's current fiscal year.

Your Vote is Important!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 8:30 a.m. and 5:00 p.m. Eastern Time.

Thank you in advance for your prompt action on this very important matter.

                                       Sincerely,

                                       /s/Maureen R. Ford
                                       ------------------
                                       Maureen R. Ford
                                       Vice Chairman and Chief Executive Officer

Enclosure
P0PXL  2/01
PPD-SL-01

--------------------------------------------------------------------------------

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                            To Be Held March 29, 2001

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the Shareholders of

      John Hancock Patriot Premium Dividend Fund I
      John Hancock Patriot Premium Dividend Fund II
      John Hancock Patriot Select Dividend Trust
      John Hancock Patriot Global Dividend Fund
      John Hancock Patriot Preferred Dividend Fund:

A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 29, 2001 at 9:00 A.M., Eastern time, and shareholders of each fund will consider the following proposals:

(1) To elect three Trustees to serve until their respective successors are duly elected and qualified. Common shareholders may elect two trustees and preferred shareholders may elect one trustee.

(2) To ratify or reject the Trustees' selection of Deloitte & Touche LLP as the fund's independent public accountants for the fund's current fiscal year.

(3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Your Trustees recommend that you vote in favor of all proposals.

Shareholders of record of each fund as of the close of business on January 29, 2001 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 15, 2001.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                   By order of the Boards of Trustees,


                                   Susan S. Newton
                                   Vice President and Secretary

February 15, 2001
P00PX 2/01

PPD-PS-01

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
               101 Huntington Avenue, Boston, Massachusetts 02199

                         ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On March 29, 2001

                                 PROXY STATEMENT

      This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report and/or Semi annual report to any shareholder upon request. If you would like a copy of your fund's report, please send a written request to the attention of the fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

      This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 29, 2001 at 9:00 A.M., Eastern time.

      o     John Hancock Patriot Premium Dividend Fund I ("Premium Dividend I");

      o     John Hancock Patriot Premium Dividend Fund II ("Premium Dividend
            II");

      o     John Hancock Patriot Select Dividend Trust ("Select Dividend");

      o     John Hancock Patriot Global Dividend Fund ("Global Dividend"); and

      o     John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend").

      If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meeting, or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

      The Trustees of each fund have fixed the close of business on January 29, 2001 as the record date to determine which shareholders are entitled to vote at the meeting. Common and Preferred shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund and respective share class. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund                               Common Shares            Preferred Shares
----                               -------------            ----------------

Premium Dividend I                   14,979,601                    685
Premium Dividend II                  15,002,724                  1,000
Select Dividend                       9,885,027                    700
Global Dividend                       8,344,700                    600
Preferred Dividend                    7,257,200                    525

      The funds' management does not know of anyone who beneficially owned more than 5% of either class of any fund's shares outstanding as of the record date, except for The Commerce Group, Inc., 211 Main Street, Webster, MA 01570, which holds the following Common Shares: 31% of Premium Dividend I, 32.9% of Premium Dividend II, 31.3% of Select Dividend, 23.1% of Global Dividend and 32.4% of Preferred Dividend. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

      Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES
                (Common Shares and Preferred Shares of each fund)

General

      Each fund's Board of Trustees consists of nine members. Holders of the Preferred Shares are entitled to elect two Trustees and holders of the Common Shares are entitled to elect seven Trustees. Ms. Ford and Messrs. Carlin, Cunningham, Ladner, Pruchansky, Smith and Toolan have been designated as subject to election by holders of the Common Shares of each fund. Messrs. Brown and Dion have been designated as subject to election by holders of the Preferred Shares of each fund.

      Each Board of Trustees is divided into three staggered term classes, each containing three Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

      As of the date of this proxy, each nominee for election currently serves as Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees representing your shares or you may withhold from the proxies authority to vote your shares for one or more of the nominees representing your shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Proposal 1

      For each fund, Messrs. Brown, Pruchansky and Smith are the current nominees for election. Common shareholders may elect two trustees and Preferred shareholders may elect one trustee. The terms of Messrs. Carlin, Cunningham and Toolan expire at the 2002 annual meeting; and the terms of Ms. Ford and Messrs. Dion and Ladner expire at the 2003 annual meeting.

Vote Required For Proposal 1

      The vote of a plurality of the votes cast by the Common Shares and the Preferred Shares, voting as separate classes of a fund is sufficient to elect the Common Shares' and Preferred Shares' respective nominees of that fund.

Information Concerning Trustees

      The following table describes each nominee's position with the funds. The table also shows his or her principal occupation or employment during the past five years and the number of shares of each fund beneficially owned by him or her, directly or indirectly, on the record date. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 2002 and 2003, respectively.

                                                                                              Common Shares Owned
                                                                                            Beneficially, Directly
Name (Age) and                          Principal Occupation                 First Became      or Indirectly, on
Position with the Fund               During the Past Five Years                a Trustee     January 29, 2001(1)(2)
----------------------               --------------------------                ---------     ----------------------

                                        NOMINEES FOR ELECTION
                                       TERM TO EXPIRE IN 2004

*Stephen L. Brown(3)        Chairman and Director, John Hancock Life           1999 (A)            100 (A)
(Age 63)                    Insurance Company (CEO until June 2000),           1999 (B)            100 (B)
Trustee and Chairman        John Hancock Financial Services, Inc. (CEO         1999 (C)            100 (C)
                            until June 2000); John Hancock Advisers,           1999 (D)            100 (D)
                            Inc. (the Adviser), John Hancock Funds, Inc.       1999 (E)            100 (E)
                            (John Hancock Funds), The Berkeley Financial
                            Group, Inc. (The Berkeley Group); Director,
                            John Hancock Subsidiaries, Inc.; John Hancock
                            Signature Services, Inc. (Signature Services)
                            (until January 1997); John Hancock Insurance
                            Agency, Inc.; (Insurance Agency), (until May
                            1999); Independence Investment Associates, Inc.,
                            Independence International Associates, Inc.;
                            Independence Fixed Income Associates, Inc.;
                            Insurance Marketplace Standards Association,
                            Committee for Economic Development, Ionics, Inc.
                            (since June 2000), Aspen Technology, Inc. (since
                            June 2000); and Trustee and Chairman of 68 funds
                            managed by the Adviser.

                                                                                              Common Shares Owned
                                                                                            Beneficially, Directly
Name (Age) and                          Principal Occupation                 First Became      or Indirectly, on
Position with the Fund               During the Past Five Years                a Trustee     January 29, 2001(1)(2)
----------------------               --------------------------                ---------     ----------------------

                                        NOMINEES FOR ELECTION
                                       TERM TO EXPIRE IN 2004

Steven R. Pruchansky        Chief Executive Officer, Mast Holdings, Inc.       1992 (A)            116 (A)
(Age 56)                    (since June 1, 2000); Director and President,      1992 (B)            200 (B)
Trustee                     Mast Holdings, Inc. (until May 31, 2000);          1992 (C)            100 (C)
                            Director, First Signature Bank & Trust Company     1992 (D)            300 (D)
                            (until August 1991); Director, Mast Realty Trust   1993 (E)            275 (E)
                            (until 1994); President, Maxwell Building Corp.
                            (until 1991); and Trustee of 35 funds managed
                            by the Adviser.

Norman H. Smith             Lieutenant General, United States Marine           1992 (A)            309 (A)
(Age 67)                    Corps; Deputy Chief of Staff for Manpower          1992 (B)            518 (B)
Trustee                     and Reserve Affairs, Headquarters Marine           1992 (C)            348 (C)
                            Corps; Commanding General III Marine               1992 (D)            789 (D)
                            Expeditionary Force/3rd Marine Division            1993 (E)            276 (E)
                            (retired 1991); and Trustee of 35 funds
                            managed by the Adviser.

                                        TERM TO EXPIRE IN 2002

James F. Carlin             Chairman and CEO, Carlin Consolidated, Inc.        1988 (A)            3,146 (A)(4)
(Age 60)                    (management/investments); Director, Arbella        1989 (B)            1,200 (B)(5)
Trustee                     Mutual (insurance), Health Plan Services,          1990 (C)            1,000 (C)
                            Inc., Massachusetts Health and Education Tax       1992 (D)              100 (D)
                            Exempt Trust, Flagship Healthcare, Inc.,           1993 (E)               -- (E)
                            Carlin Insurance Agency, Inc., West Insurance
                            Agency, Inc. (until May 1995), Uno Restaurant
                            Corp.; Chairman, Massachusetts Board of Higher
                            Education (until July 1999); and Trustee of 35
                            funds managed by the Adviser.

William H. Cunningham       Chancellor, University of Texas System and         1994 (A)               -- (A)
(Age 57)                    former President of the University of Texas,       1994 (B)               -- (B)
Trustee                     Austin, Texas; Lee Hage and Joseph D. Jamail       1994 (C)               -- (C)
                            Regents Chair of Free Enterprise; Director,        1994 (D)               -- (D)
                            LaQuinta Motor Inns, Inc. (hotel management        1994 (E)               -- (E)
                            company) (1985-1998); Jefferson-Pilot
                            Corporation (diversified life insurance
                            company) and LBJ Foundation Board (education
                            foundation); Advisory Director, Chase Bank
                            (formerly Texas Commerce Bank - Austin); and
                            Trustee of 35 funds managed by the Adviser.

                                                                                              Common Shares Owned
                                                                                            Beneficially, Directly
Name (Age) and                          Principal Occupation                 First Became      or Indirectly, on
Position with the Fund               During the Past Five Years                a Trustee     January 29, 2001(1)(2)
----------------------               --------------------------                ---------     ----------------------

                                          TERM TO EXPIRE IN 2002

John P. Toolan              Director, The Smith Barney Muni Bond Funds,        1992 (A)            100 (A)
(Age 70)                    The Smith Barney Tax-Free Money Funds,             1992 (B)            100 (B)
Trustee                     Inc., Vantage Money Market Funds (mutual           1992 (C)             -- (C)
                            funds), The Inefficient-Market Fund, Inc.          1992 (D)            100 (D)
                            (closed-end investment company) and Smith          1993 (E)             -- (E)
                            Barney Trust Company of Florida; Chairman,
                            Smith Barney Trust Company (retired December,
                            1991); Director, Smith Barney, Inc., Mutual
                            Management Company and Smith Barney Advisers,
                            Inc. (investment advisers) (retired 1991);
                            Senior Executive Vice President, Director and
                            member of the Executive Committee, Smith
                            Barney, Harris Upham & Co., Incorporated
                            (investment bankers) (until 1991); and Trustee
                            of 35 funds managed by the Adviser.

                                          TERM TO EXPIRE IN 2003

*Maureen R. Ford            President, Broker/Dealer Distributor,              2000 (A)            100 (A)
(Age 45)                    John Hancock Life Insurance Company;               2000 (B)            100 (B)
Trustee, Vice Chairman,     Vice Chairman, Director, President and             2000 (C)            100 (C)
President and Chief         Chief Executive Officer, the Adviser,              2000 (D)            100 (D)
Executive Officer           and The Berkeley Group; Vice Chairman,             2000 (E)            100 (E)
                            Director and Chief Executive Officer,
                            John Hancock Funds; Chairman, Director and
                            President, Insurance Agency, Inc.; Chairman,
                            Director and Chief Executive Officer,
                            Sovereign Asset Management Corporation
                            (SAMCorp.); Senior Vice President,
                            MassMutual Insurance Co. (until 1999);
                            Senior Vice President, Connecticut Mutual
                            Insurance Co. (until 1996); and Trustee,
                            Vice Chairman, President and Chief Executive
                            Officer of 69 funds managed by the Adviser.

                                                                                              Common Shares Owned
                                                                                            Beneficially, Directly
Name (Age) and                          Principal Occupation                 First Became      or Indirectly, on
Position with the Fund               During the Past Five Years                a Trustee     January 29, 2001(1)(2)
----------------------               --------------------------                ---------     ----------------------

                                          TERM TO EXPIRE IN 2003

Ronald R. Dion (3)          Chairman and Chief Executive Officer, R.M.         1998 (A)            100 (A)
(Age 54)                    Bradley &  Co., Inc.; Director, The New            1998 (B)             -- (B)
Trustee                     England Council and Massachusetts Roundtable;      1998 (C)             65 (C)
                            Trustee, North Shore Medical Center, Director,     1998 (D)            100 (D)
                            BJ's Wholesale Club, Inc. and a corporator of      1998 (E)             65 (E)
                            the Eastern Bank; Trustee, Emmanuel College;
                            and Trustee of 35 funds managed by the Adviser.

Charles L. Ladner           Chairman and Trustee, DunWoody Village, Inc.;      1992 (A)            294 (A)
(Age 62)                    Senior Vice President and Chief Financial          1992 (B)            200 (B)
Trustee                     Officer, UGI Corporation (Public Utility           1992 (C)            200 (C)
                            Holding Company) (retired 1998); Vice              1992 (D)            235 (D)
                            President and Director for AmeriGas, Inc.          1993 (E)            200 (E)
                            (retired 1998); Vice President of AmeriGas
                            Partners, L.P. (until 1997); Director,
                            EnergyNorth, Inc. (until 1995); and Trustee
                            of 35 funds managed by the Adviser.

All Trustees and executive officers of the funds as a group                                      4,261 (A)
                                                                                                 2,411 (B)
                                                                                                 1,908 (C)
                                                                                                 1,813 (D)
                                                                                                 1,012 (E)

(A)   Premium Dividend I
(B)   Premium Dividend II
(C)   Select Dividend
(D)   Global Dividend
(E)   Preferred Dividend
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.
(1) The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding Common Shares of any fund. None of the Trustees or executive officers of the funds beneficially owned any of the Preferred Shares of any fund as of January 29, 2001.
(3)   Trustee representing the holders of the Preferred Shares.
(4) Includes 100 common shares of Premium Dividend I held by Mr. Carlin's spouse, and 2,946 common shares held by Carlin Consolidated, Inc.
(5) Includes 1,100 common shares of Premium Dividend II held by Mr. Carlin's spouse.

      Each Board of Trustees held four meetings during their fund's 2000 fiscal year. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund and
(2) the total number of meetings held by all committees of the Trustees on which they served. The funds hold joint meetings of the Trustees and all committees.

      Each Board of Trustees has an Audit Committee consisting of Messrs. Pruchansky, Carlin and Dion. All members of each fund's Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee which is attached as Exhibit A. Each Audit Committee held four meetings during its respective fund's 2000 fiscal year. Each Audit Committee recommends to the full board the appointment of outside auditors for each of the funds, oversees and monitors the audits of the funds, communicates with both the independent auditors and inside auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by ISB Standard No. 1, and discussed with the auditors their independence; and (4), based on these discussions, recommended to the Board that each fund's financial statements be included in each fund's annual report for the last fiscal year.

      Each Board of Trustees has a special nominating committee known as the Administration Committee. The Administration Committee members are Messrs. Carlin, Cunningham, Dion, Ladner, Pruchansky, Smith and Toolan. All members of each fund's Administration Committee are Independent Trustees. Each Administration Committee held four meetings during its respective fund's 2000 fiscal year. Each Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are not "interested persons." Each Administration Committee also coordinates with Trustees who are interested persons in the selection and election of fund officers of the respective funds. Each Administration Committee will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

      Each Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Messrs. Cunningham and Ladner. All members of each fund's Contracts/Operations Committee are Independent Trustees. Each Contract/Operations Committee held five meetings during the fund's 2000 fiscal year. Each Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the respective funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

      Each Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Messrs. Smith and Toolan. All members of each fund's Investment Performance Committee are Independent Trustees. The Investment Performance Committee held five meetings during the fund's 2000 fiscal year. Each Investment Performance Committee monitors and analyzes the performance of the respective funds generally, consults with the Adviser as necessary if the respective fund is considered to require special attention and to review peer groups, and other comparative standards as necessary.

Compliance with Section 16(a) Reporting Requirements

      Section 16(a) of the Securities Exchange Act of 1934 requires a fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in owner-ship with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Executive Officers

      In addition to the Chairman (Mr. Brown) and the Vice Chairman, President and Chief Executive Officer (Ms. Ford), the table below lists each fund's executive officers. Mr. Braman became an officer of the funds on June 6, 2000. The officers of Global Dividend and Preferred Dividend first became officers of such funds on July 24, 1992 and May 21, 1993 (inception). The officers of Premium Dividend I, Premium Dividend II and Select Dividend first became officers of such funds on May 6, 1992, the date of the consummation of the Stock Purchase Transaction between the Adviser and Patriot Group, Inc., these funds' previous investment adviser.

Name (Age) and Position                   Principal Occupation
with the Funds                            During the Past Five Years
--------------                            --------------------------
William L. Braman                Executive Vice President and Chief Investment Officer, each of
(Age 47)                         the John Hancock funds and the Adviser; Executive Vice
Executive Vice President and     President and Chief Investment Officer, Barring Asset
Chief Investment Officer         Management, London, UK (until May 2000).

Susan S. Newton                  Vice President and Secretary, each of the John
(Age 50)                         Hancock funds; Senior Vice President, Secretary and
Vice President and Secretary     Chief Legal Officer, the Adviser, John Hancock Funds,
                                 The Berkeley Group and SAMCorp.

James J. Stokowski               Vice President, Treasurer and Chief Accounting Officer, each
(Age 54)                         of the John Hancock funds; Vice President, the Adviser.
Vice President, Treasurer
and Chief Accounting Officer

Thomas H. Connors                Vice President and Compliance Officer, each of the
(Age 41)                         John Hancock funds and the Adviser; Vice President,
Vice President and               John Hancock Funds.
Compliance Officer

Remuneration of Trustees and Officers

      The following table provides information regarding the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each fund's most recently completed fiscal year. The two non-Independent Trustees, Ms. Ford and Mr. Brown, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.

                                                    Aggregate Compensation                   Total Compensation
                                                    ----------------------                     from all Funds
Independent                      Premium     Premium      Select     Global      Preferred  in John Hancock Fund
Trustees                       Dividend I  Dividend II   Dividend    Dividend    Dividend   Complex to Trustees (1)
--------                       ----------  -----------   --------    --------    --------   -----------------------
James F. Carlin                  $1,070      $1,387       $1,089       $847        $713            $72,000
William H. Cunningham*            1,072       1,389        1,090        848         714             72,100
Ronald R. Dion*                   1,070       1,387        1,089        847         713             72,000
Charles L. Ladner                 1,116       1,447        1,135        883         744             75,100
Steven R. Pruchansky*             1,114       1,445        1,134        882         743             75,000
Norman H. Smith*                  1,159       1,502        1,179        917         773             78,000
John P. Toolan*                   1,115       1,445        1,134        882         743             70,250
                                 ------     -------       ------     ------      ------           --------
Totals                           $7,716     $10,002       $7,850     $6,106      $5,143           $514,450

(1) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2000. All the Independent Trustees are Trustees of 35 funds in the John Hancock fund complex.
* As of December 31, 2000, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a Fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate any fund to pay any particular level of compensation to the Trustee.

                                   PROPOSAL 2
         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS
                (Common Shares and Preferred Shares of each fund)

         The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected Deloitte & Touche, LLP ("Deloitte & Touche") to act as independent public accountants for each fund's 2001 fiscal year. The funds' 2001 fiscal year ends are: Premium Dividend I - September 30, 2001; Premium Dividend II - October 31, 2001; Select Dividend - June 30, 2001; Global Dividend - July 31, 2001; and Preferred Dividend - May 31, 2001. Each fund paid the following audit fees for the funds' 2000 fiscal year end: Premium Dividend I, $55,050; Premium Dividend II, $56,950; Select Dividend, $48,550; Global Dividend, $61,551; and Preferred Dividend, $77,800.

      Deloitte & Touche has advised the funds that it has no direct or indirect financial interest in any of the funds. This selection is subject to the approval by the shareholders of the funds at the meetings. The * enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche is expected to be present at the meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

      The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the funds.

Vote Required to Ratify the Selection of Independent Public Accountants

      The approval of a "majority" (as described below) of the Common Shares and the Preferred Shares, voting as a single class, of each fund is required to ratify the selection of Deloitte & Touche as such fund's independent public accountants for that fund's 2001 fiscal year.

                                  MISCELLANEOUS

Voting; Quorum; Adjournment

      The affirmative vote of the holders of a plurality of the shares of a particular class of a fund present in person or represented by proxy at the meeting, assuming a majority of the outstanding shares of that class is present, is required to elect the nominees representing the Common Shares or Preferred Shares, as the case may be. The adoption by the shareholders of a fund of Proposal 2 requires the affirmative vote of a majority of the shares. A majority of the shares is defined as the lesser of: (i) 67% or more of the voting securities of the fund present at the meeting, if the holders of more than 50% of the Common Shares and the Preferred Shares of that fund, voting together as a single class, are present or represented by proxy; or (ii) more than 50% of the outstanding Common Shares and the Preferred Shares of the fund, voting together as a single class.

      For each fund, Common Shares and Preferred Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has no effect on the voting in determining whether Proposal 1 has been adopted, but has the same effect as a vote against Proposal 2.

      Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange. If a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote as to either proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted, and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

      While, as noted above, both of the proposals in this proxy statement are routine, for non-routine matters, brokers that are member organizations of the New York Stock Exchange may, pursuant to a rule in the New York Stock Exchange, vote Preferred Shares for which they have not received voting instructions in proportion to Preferred

Shares for which they have received voting instructions. With respect to each Proposal, a broker may only vote Preferred Shares proportionally if (i) a minimum of 30% of the outstanding Preferred Shares of the fund have been voted,
(ii) less than 10% of the outstanding Preferred shares of the fund voted against the proposal, (iii) with respect to Proposal 2 only, the shareholders of the Common Shares of the fund have approved the Proposal and (iv) a majority of the Independent Trustees of the fund have approved the Proposal. At a meeting held on December 12, 2000, a majority of the Independent Trustees of each fund approved both of the Proposals being submitted to shareholders at the meeting. Preferred Shares voted proportionally by brokers will be counted as present and entitled to vote at the meeting for purposes of establishing a quorum.

      If at the time any session of any meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present at any meeting but sufficient votes in favor of Proposal 2 and FOR the nominees set forth in Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to the proposal. Any adjournment will require the affirmative vote of a majority of the shares of the affected fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any proposal in favor of an adjournment and will vote those proxies required to be voted against any proposal against an adjournment. A shareholder vote may be taken on one or both of the proposals prior to adjournment, if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

Expenses and Methods of Solicitation

      The costs of the meeting, including the solicitation of proxies, will be paid by the funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603, serves as each fund's investment adviser and serves as the administrator of Premium Dividend I, Premium Dividend II, Select Dividend and Preferred Dividend. Mitchell Hutchins Asset Management, Inc., 1285 Avenue of the Americas, New York, New York, serves as Global Dividend's administrator. Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a cost of approximately $24,000.

Telephone Voting

      In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the adviser or the transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The funds have not obtained an opinion of counsel about telephone voting, but they are currently not aware of any challenge.

      o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

      o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

      o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

      o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

      If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Other Matters

      The management of the funds knows of no business to be brought before the meeting except as mentioned above. If, however, any other matters were properly to come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

      The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of all the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint Proxy Statement for the meeting is in the best interest of each fund's shareholders. In the event that any shareholder present at the meeting objects to the holding of a joint meeting and moves for an adjournment of his or her particular fund's meeting to a time immediately after the meeting so that his or her particular fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

      The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other funds.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at a fund's annual meeting to be held in 2002 must be received by the fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than October 10, 2001 for inclusion in that fund's proxy statement and form of proxy relating to that meeting.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

Dated: February 15, 2001

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                           For the John Hancock Funds

      The Audit Committee shall be composed of Independent Trustees only. The membership of the Committee shall consist of at least three trustees who are each free of any relationship that, in the opinion of the Independent Trustees, may interfere with such member's individual exercise of independent judgment. Each Audit Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the New York Stock Exchange and American Stock Exchange. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Independent Trustees. The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. It shall be the responsibility of the Committee to oversee the funds' auditing and accounting process, recommend to the full Board of Trustees the appointment of auditors for each of the funds, to monitor the audits of the funds, to communicate with both the external auditors and internal auditors on a regular basis, and to provide a conduit for such auditors to report and discuss any matters they deem appropriate at any time. The Committee shall also perform other tasks assigned to it, from time to time, by the Independent Trustees and, in all cases, will report its findings and recommendations to the Independent Trustees or the Committee on Administration.

The Committee's responsibilities include:

1. Recommending to the Board of Trustees the appointment of external auditors for each fund annually through the selection, evaluation and, where appropriate, replacement of the external auditor, and assuring that the external auditors are ultimately accountable to the Audit Committee and the Board of Trustees.

2. Meeting with the external auditors, the internal auditors, and the funds' senior management to review the form and substance of the funds' financial statements and reports.

3. Reviewing the funds' internal and external audit functions and the extent and quality of the auditing program, including implementation of the Code of Ethics.

4. Reviewing and discussing with the external auditors their objectivity, independence and accountability by meeting with the external auditors at least twice a year and receiving formal written statements from the external auditors describing their reporting relationships with the Audit Committee consistent with the Independent Standards Board Standard No. 1.

5. Recommending to the Board of Trustees that it take appropriate action to satisfy itself of the external auditor's independence.

6. Reviewing any problems that may arise out of a fund's accounting, auditing or financial reporting functions.

7. Reviewing the auditing and other fees charged by the external auditing firms.

8. Monitoring the procedures for allocating fund brokerage, the allocation of trades among various accounts under management and the fees and other charges for fund brokerage.

9. Reviewing operating and internal control structure of custodian banks and transfer agents, including procedures to safeguard fund assets.

      The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the external auditors are responsible for auditing those financial statements. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the external auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                                                                       P R O X Y

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II

         The undersigned holder of Dutch Auction Rate Transferable Securities of beneficial interest ("Preferred Shares") of John Hancock Patriot Premium Dividend Fund II hereby constitutes and appoints Maureen R. Ford, James J. Stokowski and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 29, 2001 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

1: To elect Stephen L. Brown to serve as Trustee of the Fund.

   [ ] FOR            [ ] VOTE WITHHELD


2: To ratify the selection of Deloitte & Touche LLP as independent public accountants.


   [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN


P1PXC 2/01

         Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

         Date________________________________________________________ ,2001

         __________________________________________________________________

         __________________________________________________________________

                         Signature(s) of Shareholder(s)

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II

                         Annual Meeting of Shareholders
                                 March 29, 2001

The undersigned holder of common shares of beneficial interest of John Hancock Patriot Preferred Dividend Fund II hereby appoints MAUREEN R. FORD, JAMES J. STOKOWSKI and SUSAN S. NEWTON, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 29, 2001 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                        PATRIOT PREMIUM DIVIDEND FUND II

Mark box at right if address change has
been noted on the reverse side of this card.                              _____








Please be sure to sign and date this proxy           Date


Shareholder sign here                                Co-owner sign here




                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES






1.)  To elect the following nominees                  For All    With-  For all
     to serve as Trustees of the Fund.                Nominees   hold    Except

    (01) Steven R. Pruchansky                          ____    ____     ____
    (02) Norman H. Smith



Note: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).



 2.)  To ratify the selection of                      For    Against  Abstain
      Deloitte & Touche LLP as Inde-
      pendent public accountants.                     _____   _____    _____


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.


RECORD DATE SHARES: